Exhibit 99.1

Sabre Corporation Announces Exchange Offers by Sabre GLBL Inc. for Certain Senior Secured Debt Securities

SOUTHLAKE, Texas—August 7, 2023 - Sabre Corporation (“Sabre”) today announced that Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, has commenced exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) to exchange any and all of its outstanding 7.375% Senior Secured Notes due 2025 (the “September 2025 Notes”) and 9.250 % Senior Secured Notes due 2025 (the “April 2025 Notes” and, together with the September 2025 Notes, the “Existing Notes” and each of them a “series” of Existing Notes) for cash and Sabre GLBL’s new 8.625% Senior Secured Notes due 2027 (the “New Notes” and together with the Existing Notes, the “Securities”), upon the terms and subject to the conditions described in the confidential offering circular, dated as of August 7, 2023, for the Exchange Offers (as it may be amended or supplemented, the “Offering Circular”). The primary purpose of the Exchange Offers is to improve the Company’s maturity profile by extending the maturity date of the indebtedness represented by the Existing Notes from 2025 to 2027.

The following table summarizes certain terms of the Exchange Offers:

Title of Security	CUSIP/ISIN Number	Principal Amount Outstanding	Exchange Consideration(1)	Early Exchange Premium(1)(2)	Total Exchange Consideration(1)(2)
7.375% Senior Secured Notes due 2025	CUSIP: 78573NAF9 (144A) / U86043AD5 (Reg. S) ISIN: US78573NAF96 (144A) / USU86043AD55 (Reg. S)	$850,000,000	$85 in cash and $1,000 principal amount of New Notes	$50 in cash	$135 in cash and $1,000 principal amount of New Notes
9.250% Senior Secured Notes due 2025	CUSIP: 78573NAC6 (144A) / U86043AC7 (Reg. S) ISIN: US78573NAC65 (144A) / USU86043AC72 (Reg. S)	$104,901,000	$85 in cash and $1,000 principal amount of New Notes	$50 in cash	$135 in cash and $1,000 principal amount of New Notes

(1)	For each $1,000 principal amount of Existing Notes exchanged. Excludes accrued interest on Existing Notes paid on the Settlement Date.
(2)	Includes Early Exchange Premium.

The New Notes will mature on June 1, 2027 and will bear interest at a rate per annum equal to 8.625%. The New Notes will first be redeemable, at Sabre GLBL’s option, starting on March 1, 2025, at 104.313% of their outstanding principal amount, plus accrued interest, and under certain other circumstances described in the Offering Circular.

The New Notes and the guarantees thereof will be senior secured indebtedness and will rank equal in right of payment with all of the existing and future senior secured indebtedness of Sabre GLBL and the guarantors. The New Notes will initially be jointly and severally, irrevocably and unconditionally guaranteed by Sabre Holdings Corporation (“Sabre Holdings”) and all of Sabre GLBL’s current and future restricted subsidiaries that are borrowers under or guarantee Sabre GLBL’s senior secured credit facilities under certain of its existing credit agreements or certain other secured indebtedness. The New Notes and the guarantees thereof will be secured, subject to permitted liens, by a first-priority security interest in substantially all present and hereinafter acquired assets of Sabre GLBL and each of the guarantors (other than certain excluded assets). The New Notes will be guaranteed by the same parties and on the same basis, and secured by the same assets and on the same basis, as the Existing Notes. In addition, the covenants in the indenture for the New Notes will be substantially the same as the covenants applicable to the Existing Notes.

The Exchange Offers will expire at 5:00 p.m., New York City time, on September 5, 2023, unless extended (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. Eligible Holders (as defined below) must validly tender their Existing Notes at or prior to 5:00 p.m., New York City time, on August 18, 2023, unless extended (such date and time, as it may be extended, the “Early Exchange Date”), to be eligible to receive the Total Exchange Consideration (as set forth above), which includes the Early Exchange Premium (as set forth above) for such Existing Notes. Eligible Holders tendering Existing Notes after the Early Exchange Date and on or before the Expiration Date will only be eligible to receive the Exchange Consideration (as set forth above), which will equal the Total Exchange Consideration for such series of Existing Notes less the applicable Early Exchange Premium.

Each Eligible Holder whose Existing Notes are accepted for exchange will receive, in addition to the Total Exchange Consideration or Exchange Consideration, as applicable, a cash payment representing interest that has accrued from the most recent interest payment date in respect of the relevant series of Existing Notes up to, but not including, the settlement date, which is expected to be September 7, 2023, unless extended (such date and time, as it may be extended, the “Settlement Date”), irrespective of whether the Existing Notes are tendered at or prior to the Early Exchange Date or the Expiration Date. Tenders of Existing Notes may be withdrawn from the Exchange Offers at or prior to, but not after, 5:00 p.m., New York City time, on August 18, 2023, unless extended (such date and time, as it may be extended, the “Withdrawal Deadline”). The maximum aggregate cash consideration that we will pay in the Exchange Offers, assuming that 100% of the holders of each series of Existing Notes validly tender and do not validly withdraw (and we accept) their Existing Notes by the Early Exchange Date, is approximately $129 million.

Sabre GLBL’s obligation to accept for exchange the Existing Notes validly tendered and not validly withdrawn in each Exchange Offer is subject to the satisfaction or waiver of certain conditions as described in the Offering Circular, including the issuance of a minimum principal amount of $250 million (the “New Notes Issuance Minimum”). Such conditions may be waived by Sabre GLBL in its sole discretion, subject to applicable law. Any waiver of a condition by Sabre GLBL will not constitute a waiver of any other condition. For avoidance of doubt, the Exchange Offer in respect of the April 2025 Notes is not conditioned on the Exchange Offer in respect of the September 2025 Notes, or vice versa. Sabre GLBL reserves the right to extend, amend or terminate any Exchange Offer for any reason or for no reason. Sabre GLBL will not receive any cash proceeds from the Exchange Offers and will not incur additional indebtedness in excess of the aggregate principal amount of Existing Notes that are exchanged in the Exchange Offers.

The Exchange Offers are being made only to holders of Existing Notes that have certified, by submitting an instruction to the clearing system, that they are either (i) “qualified institutional buyers” as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) are located outside the United States and are not “U.S. persons” as defined in Rule 902 under the Securities Act (such holders, “Eligible Holders”). Only Eligible Holders are authorized to receive or review the Offering Circular or to participate in the Exchange Offers. Non U.S.-persons may also be subject to additional eligibility criteria.

Information Relating to the Exchange Offers

The complete terms and conditions of the Exchange Offers are set forth in the Offering Circular. The Offering Circular contains important information and Eligible Holders are encouraged to read it in its entirety. The Offering Circular will only be distributed to Eligible Holders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” under Regulation S under the Securities Act for purposes of applicable securities laws. Holders of Existing Notes who desire to complete an eligibility form should either visit www.dfking.com/sabre or request instructions by sending an e-mail to sabre@dfking.com or by calling D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers, at (toll-free) (866) 227-7300 (toll-free) or (banks and brokers) (212) 269-5550.

None of Sabre, Sabre Holdings, Sabre GLBL, their affiliates, their respective boards of directors and stockholders, the Exchange Agent or Computershare Trust Company, N.A., as trustee for the Existing Notes and New Notes, are making any recommendation as to whether holders should tender any Existing Notes in response to the Exchange Offers. Holders must make their own decision as to whether to tender any of their Existing Notes, and, if so, the principal amount of Existing Notes to tender.

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any of the New Notes or any other securities. The Exchange Offers are not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The Exchange Offers are only being made pursuant to the Offering Circular. Eligible Holders are strongly encouraged to read the Offering Circular carefully because it will contain important information.

The New Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Circular.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “guidance,” “target,” “outlook,” “focus,” “strategic,” “on track,” “expect,” “commitment,” “momentum,” “opportunity,” “believe,” “confident,” “upside,” “optimistic,” “long term,” “position,” “goal,” “objective,” “pipeline,” “trajectory,” “path,” “plan,” “progress,” “likely,” “future,” “trend,” “anticipate,” “will,” “forecast,” “continue,” “milestone,” “scenario”, “estimate,” “project,” “possible,” “see,” “may,” “could,” “should,” “would,” “intend,” “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, our ability to realize the anticipated benefits of the Exchange Offers and the risk that the Exchange Offers may not be consummated, the impact of the recovery from the effects of the global COVID-19 pandemic on our business and results of operations, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, including from airlines’ insolvency, suspension of service or aircraft groundings, the effect and amount of cost savings initiatives and reductions, the timing, implementation and effects of the technology investment and other strategic plans and initiatives, the completion and effects of travel platforms, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security incidents, failure to adapt to technological advancements, competition in the travel distribution and solutions industries, implementation of software solutions, reliance on third parties to provide information technology services and the effects of these services, implementation and effects of new, amended or renewed agreements and strategic partnerships, including anticipated savings, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, our ability to recruit, train and retain employees, including our key executive officers and technical employees, the financial and business results and effects of acquisitions and divestitures of businesses or business operations, reliance on the value of our brands, the effects of any litigation and regulatory reviews and investigations, adverse global and regional economic and political conditions, including, but not limited to, recessionary or inflationary economic conditions, risks related to the current military conflict in Ukraine, risks arising from global operations, reliance on the value of our brands, the effects of new legislation or regulations or the failure to comply with regulations or other legal requirements, including sanctions, use of third-party distributor partners, risks related to our significant amount of indebtedness, the effects of the implementation of new accounting standards and tax-related matters. The forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions and are subject to risks, uncertainties and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections of Sabre Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the Securities and Exchange Commission (“SEC) on August 3, 2023 and Sabre Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 17, 2023, as well as other risks and uncertainties specified in the “Risk Factors” section of the Offering Circular. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly or to revise them in light of new information or future events.

About Sabre

Sabre Corporation is a leading software and technology company that powers the global travel industry, serving a wide range of travel companies including airlines, hoteliers, travel agencies and other suppliers. The company provides retailing, distribution and fulfillment solutions that help its customers operate more efficiently, drive revenue and offer personalized traveler experiences. Through its leading travel marketplace, Sabre connects travel suppliers with buyers from around the globe. Sabre’s technology platform manages more than $260B worth of global travel spend annually. Headquartered in Southlake, Texas, USA, Sabre serves customers in more than 160 countries around the world.

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Contacts:

Media	Investors
Kristin Hays kristin.hays@sabre.com sabrenews@sabre.com	Brian Roberts brian.roberts@sabre.com sabre.investorrelations@sabre.com

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